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Exhibit 10.11

        Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("*****"), and the omitted text has been filed separately with the Securities and Exchange Commission.

AMENDMENT TO THE
CENTRAL SERVICES SYSTEM (NSC) SOFTWARE LICENSE AND DEVELOPMENT
AGREEMENT

BETWEEN:

        EURONEXT PARIS, S.A., a corporation organized and existing under the laws of the Republic of France with a stated capital of 130 332 568 Euros and having its principal office at 39, rue Cambon 75001 Paris, FRANCE, registered with the Trade Registry of PARIS under No B 343 406 732 ("EURONEXT")

AND

        CHICAGO MERCANTILE EXCHANGE INC., a corporation organized under the laws of the State of Delaware and having its principal office at 30 South Wacker Drive, Chicago, Illinois 60606 ("CME").

RECITALS:

        WHEREAS on June 5, 1997, CME and EURONEXT (formerly SOCIETE DES BOURSES FRANCAISES) executed a certain Central Services System (NSC) Software License and Development Agreement (the "Agreement") pursuant to which EURONEXT granted to CME a license, under certain conditions, to use the NSC System.

        WHEREAS, pursuant to Section 2.1 (General Grant) of the Agreement, CME was granted a license, subject to certain conditions, to use the NSC System for the trading only of CME listed products, the products of Approved Exchanges by Authorized Users, and U.S. denominated repurchase agreements involving non-European sovereign debt obligations.

        WHEREAS, pursuant to Section 2.2 (Restrictions on Use) of the Agreement, CME may not use the NSC System to provide services to any third party.

        WHEREAS, CME wishes to have the right (1) to use the NSC System to trade any type of products and (2) to use the NSC System to provide ASP Services.

        WHEREAS, the ownership of the NSC System was assigned by EURONEXT to Atos-Euronext SA, a French limited company incorporated under the laws of France, with offices at Palais de la Bourse, 75002 Paris, and Atos-Euronext SA has authorized EURONEXT to grant CME such rights.

        WHEREAS, EURONEXT is willing to grant CME such rights provided CME grants to EURONEXT the right under the Clearing 21® Software License and Development Agreement dated June 5, 1997 between EURONEXT and CME (the "Clearing 21 Agreement") to use the Clearing 21 System (as defined in the Clearing 21 Agreement) to provide certain ASP services to third parties.

        WHEREAS, subject to the terms of an Amendment to the Clearing 21 Agreement dated the date hereof, CME has granted such rights to EURONEXT.

        NOW THEREFORE, in consideration of the premises and the mutual promises and agreements herein expressed, the parties hereto agree as follows:

1.    Section 1.1. (Definitions) of the Agreement is hereby amended to include the following new defined terms:

  (cc)
  "ASP Customer" means any exchange, clearing house, financial institution or other entity that trades Products and has entered into a valid agreement with CME for ASP Services.

  (dd)
  "ASP Services" means the distribution by CME of Product trade matching services from CME's primary and back-up facilities to ASP Customers on a subscription basis using the NSC System.

  (ee)
  "ASP Transaction" means a matched trade between two parties (regardless of the size of the trade) which is matched by CME in the context of providing ASP Services to an ASP Customer. For example, (a) a scenario where A sells 10 securities to B constitutes a single ASP Transaction and (b) a scenario where A sells 20 securities, B buys 5 of these securities and C buys 15 of these securities, constitutes two ASP Transactions.

  (ff)
  "NSC System" means the Licensed Software (including the source and object codes) and the Licensed Materials as defined in the Agreement.

  (gg)
  "Products" means, without limitation, futures, securities, options and other types of financial or commodity products.

2.    Section 2.1. (General Grant) of the Agreement is hereby deleted and replaced with the following new Section 2.1:

  Subject to the terms and conditions of this Agreement, from the date of this Agreement, EURONEXT grants to CME and CME accepts, a non-exclusive and non-transferable license to: (a) use the NSC System for the trading of: (i) CME listed Products, (ii) the Products of Approved Exchanges by Authorized Users, (iii) U.S. Dollar denominated repurchase agreements involving non-European sovereign debt obligations, (iv) the Products of any ASP Customer, and (v) such other Products not covered by Subsections (i)—(iv) above which CME and EURONEXT may mutually agree upon, in writing, subsequent to the Effective Date hereof; and (b) use the NSC System to provide ASP Services to any ASP Customer, and (c) modify and enhance the Licensed Software. The uses permitted by Subsections (a), (b) and (c) above shall be at the locations selected from time to time by CME and on the hardware configuration designated by CME. The licenses granted by EURONEXT to CME hereunder include the right to permit the operation of the NSC System by a wholly owned subsidiary of Chicago Mercantile Exchange Holdings Inc. CME shall provide EURONEXT with written notice of the locations and hardware configuration designated by CME to operate the Licensed Software. If CME chooses to operate the NSC System on a hardware configuration that has not been approved by EURONEXT, CME accepts sole responsibility for the results of such operation.

2.    Section 2.2. (Restrictions on Use) of the Agreement is hereby deleted and replaced with the following new Section 2.2:

  CME shall not use the NSC System: *****. The foregoing restrictions shall not apply to any Common Software incorporated into the Licensed Software for which CME has obtained a separate license. In the event that CME incorporates any portion of the Licensed Software into other systems or programs owned or operated by CME, *****.

3.    The following Section 4.8 is hereby added to the Agreement:

  ASP Services Fees. For each ASP Transaction matched by CME using the NSC System, CME shall pay to EURONEXT *****. Payment is due within ***** days of the end of each *****.

4.    The following Section 4.9 is hereby added to the Agreement:

  ASP Services Reporting.    Within ***** days of the end of each ***** during the term of the Agreement, CME must notify EURONEXT in writing of the number of ASP Transactions matched by CME during the preceding ***** ("***** Statement"). EURONEXT or its authorized representative shall have the right, upon reasonable notice, by independent audit and at its own respective expense, to audit CME's records as they affect amounts payable under this Agreement. If any such audit results in a determination that there has been an underpayment greater than ***** of the payment actually made pursuant to the last ***** Statement, then the costs of the audit shall be borne by CME.

5.    Article 6 (Product Warranties) of the Agreement is hereby amended to include the following new paragraph:

  Nothing in this Agreement shall be construed as a representation made or a warranty given by EURONEXT as to the ability of CME to provide ASP Services using the NSC System.

6.    Section 7.1 (Defense of Claim against CME) of the Agreement is hereby renumbered as Section 7.1 (a).

7.    Section 7.1 (Defense of Claim against CME) of the Agreement is hereby amended to include the following new Section 7.1 (b).

  Notwithstanding Section 7.1(a), EURONEXT shall not indemnify CME nor save it harmless from any and all costs, losses, damages, liability, claims and demands (collectively "Intellectual Property Claim") incurred by or made against CME arising out of: (a) any allegation of infringement of U.S. patent number 4,903,201 ("Patent") relating to CME's activities asserted to be outside the scope of the license granted CME in Attachment A of the Settlement Agreement of August 23, 2002; (b) any allegation that CME has breached the Settlement Agreement of August 23, 2002 regarding such Patent, including a breach of any provision of Attachment A to said Settlement Agreement; or (c) any allegation of infringement of Patent relating to CME's activities relating to the provision of ASP Services by CME. CME will promptly notify EURONEXT of any such Intellectual Property Claim that is threatened in writing or brought against CME. CME will defend, contest, or settle such Intellectual Property Claim at its sole expense.

8.    Section 7.2 (Defense of Claims against EURONEXT) of the Agreement is hereby renumbered as Section 7.2(a).

9.    Section 7.2 (Defense of Claims against EURONEXT) of the Agreement is hereby amended to include the following new Section 7.2(b):

  CME agrees that it shall indemnify EURONEXT, its parent(s) and subsidiaries, and save them harmless from any and all costs, losses, damages, liability, claims and demands (collectively "Intellectual Property Claim") arising out of: (a) any allegation of infringement of U.S. patent number 4,903,201 ("Patent") relating to CME's activities asserted to be outside the scope of the license granted CME in Attachment A of the Settlement Agreement of August 23, 2002; (b) any allegation that CME has breached the Settlement Agreement of August 23, 2002 regarding such Patent, including a breach of any provision of Attachment A to said Settlement Agreement; or (c) the grant by Euronext to CME of any rights set forth in this Amendment, beyond those granted in the June 5, 1997 Agreement, including the license to CME to use the NSC System to provide ASP Services. Euronext will promptly notify CME of any such Intellectual Property Claim that is threatened or brought against EURONEXT, its parent(s) or subsidiaries. CME will defend and contest or settle such Intellectual Property Claim, at its sole expense, in its own name and/or in the name of EURONEXT and EURONEXT will co-operate with and assist CME to the extent that such co-operation may reasonably be required.

10.    Section 7.3 (Claim for Infringement) is hereby amended to insert the following language between the first word "If" and the phrase "the Modified Software":

  , as a consequence of an Intellectual Property Claim other than an Intellectual Property Claim within Section 7.1(b) or Section 7.2(b),

11.    Section 11.10 (Survival) of this Agreement is hereby amended to include a reference to Section 4.9 (ASP Services Reporting).

12.    All the terms and conditions of the Agreement not modified by the terms of this Amendment shall remain in effect.

13.    EURONEXT represents and warrants to CME that it has all rights and powers to execute this Amendment and grant the rights contained herein.

        IN WITNESS WHEREOF, CME and EURONEXT had executed this Amendment as of 26 day of December 2002.

CHICAGO MERCANTILE EXCHANGE INC.

        /s/ Craig S. Donohue

By: Mr. Craig S. Donohue

Title: Executive Vice-President and Chief Administrative Officer

EURONEXT PARIS, S.A.

/s/ Jean-François Théodore	For Jean-François Théodore
By: Mr. Jean-François Théodore	Patrick Stephan
Title: Chairman and Chief Executive Officer	Executive Director, Legal

ATOS EURONEXT

        /s/ Jean de Castries

By: Jean de Castries
Title: Chief Operating Officer

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  Exhibit 10.11
AMENDMENT TO THE CENTRAL SERVICES SYSTEM (NSC) SOFTWARE LICENSE AND DEVELOPMENT AGREEMENT
RECITALS